Discussion and Reconciliation of Non-GAAP Measures

We believe the following measures are relevant and useful information to investors as they are part of AT&T's internal management reporting and planning processes and are important metrics that management uses to evaluate the operating performance of AT&T and its segments. Management also uses these measures as a method of comparing performance with that of many of our competitors. These measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with U.S. generally accepted accounting principles (GAAP).

Free Cash Flow

Free cash flow is defined as cash from operations and cash distributions from DIRECTV classified as investing activities minus capital expenditures and cash paid for vendor financing (classified as financing activities). Free cash flow after dividends is defined as cash from operations and cash distributions from DIRECTV classified as investing activities, minus capital expenditures, cash paid for vendor financing and dividends on common and preferred shares. Free cash flow dividend payout ratio is defined as the percentage of dividends paid on common and preferred shares to free cash flow. We believe these metrics provide useful information to our investors because management views free cash flow as an important indicator of how much cash is generated by routine business operations, including capital expenditures and vendor financing, and from our continued economic interest in the U.S. video operations as part of our DIRECTV equity method investment, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Free Cash Flow and Free Cash Flow Dividend Payout Ratio
Dollars in millions
	Third Quarter		Nine-Month Period
	2024	2023	2024	2023
Net cash provided by operating activities[1]	$10,235	$10,336	$26,875	$26,936
Add: Distributions from DIRECTV classified as investing activities	342	473	928	1,447
Less: Capital expenditures	(5,302)	(4,647)	(13,420)	(13,252)
Less: Cash paid for vendor financing	(180)	(980)	(1,571)	(4,736)
Free Cash Flow	5,095	5,182	12,812	10,395

Less: Dividends paid	(2,038)	(2,019)	(6,171)	(6,116)
Free Cash Flow after Dividends	$3,057	$3,163	$6,641	$4,279
Free Cash Flow Dividend Payout Ratio	40.0%	39.0%	48.2%	58.8%
[1] Includes distributions from DIRECTV of $281 and $955 in the third quarter and for the first nine months of 2024, and $423 and $1,334 in the third quarter and for the first nine months of 2023.

Cash Paid for Capital Investment

In connection with capital improvements, we negotiate with some of our vendors to obtain favorable payment terms of 120 days or more, referred to as vendor financing, which are excluded from capital expenditures and reported in accordance with GAAP as financing activities. We present an additional view of cash paid for capital investment to provide investors with a comprehensive view of cash used to invest in our networks, product developments and support systems.

Cash Paid for Capital Investment
Dollars in millions
	Third Quarter		Nine-Month Period
	2024	2023	2024	2023
Capital Expenditures	$(5,302)	$(4,647)	$(13,420)	$(13,252)
Cash paid for vendor financing	(180)	(980)	(1,571)	(4,736)
Cash paid for Capital Investment	$(5,482)	$(5,627)	$(14,991)	$(17,988)

EBITDA

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies. For AT&T, EBITDA excludes other income (expense) – net, and equity in net income (loss) of affiliates, as these do not reflect the operating results of our subscriber base or operations that are not under our control. Equity in net income (loss) of affiliates represents the proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. Because we do not control these entities, management excludes these results when evaluating the performance of our primary operations. EBITDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capital and tax structures. Finally, EBITDA excludes depreciation and amortization in order to eliminate the impact of capital investments. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP.

EBITDA service margin is calculated as EBITDA divided by service revenues.

These measures are used by management as a gauge of our success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T's ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing cash generation potential with that of many of its competitors. The financial and operating metrics which affect EBITDA include the key revenue and expense drivers for which management is responsible and upon which we evaluate performance.

We believe EBITDA Service Margin (EBITDA as a percentage of service revenues) to be a more relevant measure than EBITDA Margin (EBITDA as a percentage of total revenue) for our Mobility business unit operating margin. We also use wireless service revenues to calculate margin to facilitate comparison, both internally and externally with our wireless competitors, as they calculate their margins using wireless service revenues as well.

There are material limitations to using these non-GAAP financial measures. EBITDA, EBITDA margin and EBITDA service margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates. For market comparability, management analyzes performance measures that are similar in nature to EBITDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. EBITDA, EBITDA margin and EBITDA service margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.

EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Third Quarter		Nine-Month Period
	2024	2023	2024	2023
Net Income	$145	$3,826	$7,845	$13,041
Additions:
Income Tax Expense	1,285	1,154	3,545	3,871
Interest Expense	1,675	1,662	5,098	4,978
Equity in Net (Income) of Affiliates	(272)	(420)	(915)	(1,338)
Other (Income) Expense - Net	(717)	(440)	(1,850)	(2,362)
Depreciation and amortization	5,087	4,705	15,206	14,011
EBITDA	7,203	10,487	28,929	32,201
Transaction and other costs	34	72	101	72
Benefit-related (gain) loss	(73)	40	(122)	(32)
Asset impairments and abandonments and restructuring	4,422	604	5,061	604
Adjusted EBITDA[1]	$11,586	$11,203	$33,969	$32,845
[1]See "Adjusting Items" section for additional discussion and reconciliation of adjusted items.

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Third Quarter		Nine-Month Period
	2024	2023	2024	2023
Communications Segment
Operating Income	$7,156	$7,273	$20,906	$21,193
Add: Depreciation and amortization	4,813	4,350	14,319	12,952
EBITDA	$11,969	$11,623	$35,225	$34,145

Total Operating Revenues	$29,074	$29,244	$86,513	$87,241
Operating Income Margin	24.6%	24.9%	24.2%	24.3%
EBITDA Margin	41.2%	39.7%	40.7%	39.1%

Mobility
Operating Income	$7,003	$6,763	$20,190	$19,647
Add: Depreciation and amortization	2,490	2,134	7,453	6,355
EBITDA	$9,493	$8,897	$27,643	$26,002

Total Operating Revenues	$21,052	$20,692	$62,126	$61,589
Service Revenues	16,539	15,908	48,810	47,136
Operating Income Margin	33.3%	32.7%	32.5%	31.9%
EBITDA Margin	45.1%	43.0%	44.5%	42.2%
EBITDA Service Margin	57.4%	55.9%	56.6%	55.2%

Business Wireline
Operating Income	$(43)	$350	$123	$1,124
Add: Depreciation and amortization	1,399	1,345	4,147	4,008
EBITDA	$1,356	$1,695	$4,270	$5,132

Total Operating Revenues	$4,606	$5,221	$14,274	$15,831
Operating Income Margin	(0.9)%	6.7%	0.9%	7.1%
EBITDA Margin	29.4%	32.5%	29.9%	32.4%

Consumer Wireline
Operating Income	$196	$160	$593	$422
Add: Depreciation and amortization	924	871	2,719	2,589
EBITDA	$1,120	$1,031	$3,312	$3,011

Total Operating Revenues	$3,416	$3,331	$10,113	$9,821
Operating Income Margin	5.7%	4.8%	5.9%	4.3%
EBITDA Margin	32.8%	31.0%	32.7%	30.7%

Latin America Segment
Operating Income (Loss)	$10	$(29)	$19	$(98)
Add: Depreciation and amortization	158	184	507	544
EBITDA	$168	$155	$526	$446

Total Operating Revenues	$1,022	$992	$3,188	$2,842
Operating Income Margin	1.0%	(2.9)%	0.6%	(3.4)%
EBITDA Margin	16.4%	15.6%	16.5%	15.7%

Adjusting Items

Adjusting items include revenues and costs we consider non-operational in nature, including items arising from asset acquisitions or dispositions, including the amortization of intangible assets. While the expense associated with the amortization of certain wireless licenses and customer lists is excluded, the revenue of the acquired companies is reflected in the measure and that those assets contribute to revenue generation. We also adjust for net actuarial gains or losses associated with our pension and postemployment benefit plans due to the often-significant impact on our results (we immediately recognize this gain or loss in the income statement, pursuant to our accounting policy for the recognition of actuarial gains and losses). Consequently, our adjusted results reflect an expected return on plan assets rather than the actual return on plan assets, as included in the GAAP measure of income.

The tax impact of adjusting items is calculated using the effective tax rate during the quarter except for adjustments that, given their magnitude, can drive a change in the effective tax rate, in these cases we use the actual tax expense or combined marginal rate of approximately 25%.

Adjusting Items
Dollars in millions
	Third Quarter		Nine-Month Period
	2024	2023	2024	2023
Operating Expenses
Transaction and other costs	$34	$72	$101	$72
Benefit-related (gain) loss	(73)	40	(122)	(32)
Asset impairments and abandonments and restructuring	4,422	604	5,061	604
Adjustments to Operations and Support Expenses	4,383	716	5,040	644
Amortization of intangible assets	13	21	43	55
Adjustments to Operating Expenses	4,396	737	5,083	699
Other
DIRECTV intangible amortization (proportionate share)	256	310	797	975
Benefit-related (gain) loss, impairments of investment and other	(92)	507	146	314
Actuarial and settlement (gain) loss - net	—	(71)	—	(145)
Adjustments to Income Before Income Taxes	4,560	1,483	6,026	1,843
Tax impact of adjustments	33	325	364	406
Adjustments to Net Income	$4,527	$1,158	$5,662	$1,437

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS are non-GAAP financial measures calculated by excluding from operating revenues, operating expenses, other income (expense) and income tax expense, certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs, actuarial gains and losses, significant abandonments and impairments, benefit-related gains and losses, employee separation and other material gains and losses. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. AT&T's calculation of Adjusted items, as presented, may differ from similarly titled measures reported by other companies.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA and Adjusted EBITDA Margin
Dollars in millions
	Third Quarter		Nine-Month Period
	2024	2023	2024	2023
Operating Income	$2,116	$5,782	$13,723	$18,190
Adjustments to Operating Expenses	4,396	737	5,083	699
Adjusted Operating Income	$6,512	$6,519	$18,806	$18,889

EBITDA	$7,203	$10,487	$28,929	$32,201
Adjustments to Operations and Support Expenses	4,383	716	5,040	644
Adjusted EBITDA	$11,586	$11,203	$33,969	$32,845

Total Operating Revenues	$30,213	$30,350	$90,038	$90,406

Operating Income Margin	7.0%	19.1%	15.2%	20.1%
Adjusted Operating Income Margin	21.6%	21.5%	20.9%	20.9%
Adjusted EBITDA Margin	38.3%	36.9%	37.7%	36.3%

Adjusted Diluted EPS
	Third Quarter		Nine-Month Period
	2024	2023	2024	2023
Diluted Earnings Per Share (EPS)	$(0.03)	$0.48	$0.93	$1.67
DIRECTV intangible amortization (proportionate share)	0.03	0.03	0.09	0.10
Actuarial and settlement (gain) loss - net	—	(0.01)	—	(0.02)
Restructuring and impairments	0.61	0.11	0.72	0.11
Benefit-related, transaction and other costs	(0.01)	0.03	(0.03)	0.01
Adjusted EPS	$0.60	$0.64	$1.71	$1.87
Year-over-year growth - Adjusted	(6.3)%		(8.6)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,208	7,185	7,200	7,280

Net Debt to Adjusted EBITDA

Net Debt to EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies and management believes these measures provide relevant and useful information to investors and other users of our financial data. Our Net Debt to Adjusted EBITDA ratio is calculated by dividing the Net Debt by the sum of the most recent four quarters Adjusted EBITDA. Net Debt is calculated by subtracting cash and cash equivalents and deposits at financial institutions that are greater than 90 days (e.g., certificates of deposit and time deposits), from the sum of debt maturing within one year and long-term debt.

Net Debt to Adjusted EBITDA - 2024
Dollars in millions
	Three Months Ended
	Dec. 31,	March 31,	June 30,	Sept. 30,	Four Quarters
	2023[1]	2024[1]	2024[1]	2024
Adjusted EBITDA	$10,555	$11,046	$11,337	$11,586	$44,524
End-of-period current debt					2,637
End-of-period long-term debt					126,375
Total End-of-Period Debt					129,012
Less: Cash and Cash Equivalents					2,586
Less: Time Deposits					650
Net Debt Balance					125,776
Annualized Net Debt to Adjusted EBITDA Ratio					2.82
1As reported in AT&T's Form 8-K filed July 24, 2024.

Net Debt to Adjusted EBITDA - 2023
Dollars in millions
	Three Months Ended
	Dec. 31,	March 31,	June 30,	Sept. 30,	Four Quarters
	2022[1]	2023[1]	2023[1]	2023[1]
Adjusted EBITDA	$10,231	$10,589	$11,053	$11,203	$43,076
End-of-period current debt					11,302
End-of-period long-term debt					126,701
Total End-of-Period Debt					138,003
Less: Cash and Cash Equivalents					7,540
Less: Time Deposits					1,750
Net Debt Balance					128,713
Annualized Net Debt to Adjusted EBITDA Ratio					2.99
1As reported in AT&T's Form 8-K filed July 24, 2024.

Supplemental Operational Measures

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship and underscores the importance of mobile solutions to serving our business customers. Our supplemental presentation of business solutions operations is calculated by combining our Mobility and Business Wireline operating units, and then adjusting to remove non-business operations. The following table presents a reconciliation of our supplemental Business Solutions results.

Supplemental Operational Measure
Third Quarter
September 30, 2024	September 30, 2023
Mobility	Business Wireline	Adj.[1]	Business Solutions	Mobility	Business Wireline	Adj.[1]	Business Solutions	Percent Change
Operating Revenues
Wireless service	$16,539	$—	$(14,056)	$2,483	$15,908	$—	$(13,530)	$2,378	4.4%
Wireline service	—	4,417	—	4,417	—	5,087	—	5,087	(13.2)%
Wireless equipment	4,513	—	(3,735)	778	4,784	—	(4,012)	772	0.8%
Wireline equipment	—	189	—	189	—	134	—	134	41.0%
Total Operating Revenues	21,052	4,606	(17,791)	7,867	20,692	5,221	(17,542)	8,371	(6.0)%

Operating Expenses
Operations and support	11,559	3,250	(9,453)	5,356	11,795	3,526	(9,661)	5,660	(5.4)%
EBITDA	9,493	1,356	(8,338)	2,511	8,897	1,695	(7,881)	2,711	(7.4)%
Depreciation and amortization	2,490	1,399	(2,036)	1,853	2,134	1,345	(1,741)	1,738	6.6%
Total Operating Expenses	14,049	4,649	(11,489)	7,209	13,929	4,871	(11,402)	7,398	(2.6)%
Operating Income	$7,003	$(43)	$(6,302)	$658	$6,763	$350	$(6,140)	$973	(32.4)%

Operating Income Margin	8.4%	11.6%	(320)	BP
[1]Non-business wireless reported in the Communications segment under the Mobility business unit.

Supplemental Operational Measure
Nine-Month Period
September 30, 2024	September 30, 2023
Mobility	Business Wireline	Adj.[1]	Business Solutions	Mobility	Business Wireline	Adj.[1]	Business Solutions	Percent Change
Operating Revenues
Wireless service	$48,810	$—	$(41,473)	$7,337	$47,136	$—	$(40,104)	$7,032	4.3%
Wireline service	—	13,688	—	13,688	—	15,401	—	15,401	(11.1)%
Wireless equipment	13,316	—	(11,028)	2,288	14,453	—	(12,134)	2,319	(1.3)%
Wireline equipment	—	586	—	586	—	430	—	430	36.3%
Total Operating Revenues	62,126	14,274	(52,501)	23,899	61,589	15,831	(52,238)	25,182	(5.1)%

Operating Expenses
Operations and support	34,483	10,004	(28,180)	16,307	35,587	10,699	(29,297)	16,989	(4.0)%
EBITDA	27,643	4,270	(24,321)	7,592	26,002	5,132	(22,941)	8,193	(7.3)%
Depreciation and amortization	7,453	4,147	(6,094)	5,506	6,355	4,008	(5,186)	5,177	6.4%
Total Operating Expenses	41,936	14,151	(34,274)	21,813	41,942	14,707	(34,483)	22,166	(1.6)%
Operating Income	$20,190	$123	$(18,227)	$2,086	$19,647	$1,124	$(17,755)	$3,016	(30.8)%

Operating Income Margin	8.7%	12.0%	(330)	BP
[1]Non-business wireless reported in the Communications segment under the Mobility business unit.